EXHIBIT 10.6

                                    GUARANTY

         THIS GUARANTY is made and effective as of December 12, 2000, and is by and between GREGG R. MULHOLLAND, an individual ("Guarantor"), and UNIVERSAL CONSULTANTS, INC., a Nevada Corporation ("Lender").

                                    RECITALS

A. Reference is made to that certain Promissory Note (the "Note") dated concurrently herewith and evidencing the duty and obligation of American Inflatables, Inc., a Delaware corporation ("AFI") to pay the sum of $330,000.00 (the "Loan") to Lender. Reference is also made to that certain Security Agreement (the "Security Agreement") by and between AFI and Lender dated concurrently herewith and evidencing the pledge of assets of AFI as security for repayment of the Loan. The Note and the Security Agreement are hereinafter collectively referred to as the "Loan Documents".

B. Lender agreed to make the Loan conditioned upon, among other things, Guarantor executing and delivering this Guaranty to Lender.

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Lender to enter into and consummate the Loan, Guarantor hereby agrees as follows:

         1. Guarantor unconditionally and absolutely guarantees the full, faithful and timely performance and observance of all the covenants, obligations, duties, conditions and agreements to be performed and observed by AFI under the Loan Documents, without regard to the validity or enforceability of any such covenant, obligation, duty, condition or agreement, and regardless of any law, statute, rule, regulation, or decree now or hereafter in effect which in any manner affects all or any of the foregoing or any rights or remedies of Lender.

         2. This is a continuing guaranty by Guarantor. The validity of the Loan Documents and of this Guaranty, and the rights, duties, liability and obligations of Guarantor with respect thereto, shall not be extinguished, terminated, affected, impaired, diminished or modified by reason of the occurrence of any one or more of the following, whether with or without prior notice or demand to Guarantor, and whether by Lender or AFI:

                  a. Any other matters, dealings or transactions between Lender and AFI.

                  b. Any renewal, extension, modification, compromise, release or waiver of any provision of the Loan Documents, this Guaranty and any other document or instrument which may be executed and delivered in connection therewith.

                  c. Any assertion or failure to assert any claim or allegation, or to institute any action or proceeding (judicial or non-judicial) concerning the Loan Documents, this Guaranty and

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any other document or instrument which may be executed and delivered by
Guarantor, AFI or any of its constituent officers, directors or shareholders, or Lender in connection therewith.

                  d. Any attempt or failure to attempt to enforce any of the terms of the Loan Documents, this Guaranty or any other document or instrument which may be executed and delivered in connection therewith.

                  e. The exercise or non-exercise of any right or remedy under the Loan Documents, this Guaranty or any other document or instrument which may be executed and delivered in connection therewith.

                  e. The granting of any indulgence or extension of time in the full and timely performance and observance of any covenant or agreement in the Loan Documents, this Guaranty or any other document or instrument which may be executed and delivered in connection therewith.

                  f. Any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship involving or affecting AFI or Guarantor.

         3. This Guaranty shall remain and continue in full force and effect despite and as to the occurrence of any one or more of the events described in Paragraph 2, above, to all of which Guarantor hereby consents in advance and waives any further or additional notice thereof.

         4. Guarantor waives notice of any default or proof of notice or demand by Lender to AFI under the Loan Documents or of any breach, non-observance or non-performance of the Loan Documents, this Guaranty or any other document or instrument which may be executed and delivered in connection therewith.

         5. Guarantor's liability under this Guaranty shall be primary, and shall not be subject to deduction for any claim of offset, counter-claim or defense which AFI or any other party may have against Lender.

         6. In any right of action which may accrue to Lender under the Loan Documents, this Guaranty or any other document or instrument which may be executed and delivered in connection therewith, Lender may, at his option and without notice to Guarantor of his election to do so, commence or take action against Guarantor separately or jointly, before, after or simultaneously with any proceeding commenced against AFI or any other party, and without having taken or commenced any action or obtained any judgment against AFI or any other party, or applied or resorted to any property held as collateral security for the performance or discharge of any of the obligations of AFI and every other document or instrument which may be executed and delivered in connection therewith, or otherwise having exhausted any or all recourse which Lender may have against AFI, Guarantor or any other party.

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         7. With respect to any action taken or commenced by Lender concerning
Guarantor's obligation hereunder or under the Loan Documents, Guarantor shall not plead or raise a defense (i) any statute of limitations, (ii) the discharge at law or in equity of AFI's or any other parties' full and timely performance of all or any of the covenants, duties, obligations, conditions and agreements provided in the Loan Documents and any other document or instrument which may be executed and delivered in connection therewith to be performed either by AFI or any other party, (iii) that AFI or Guarantor shall not be liable if Lender shall realize upon any collateral security for the performance or discharge of any of the obligations of AFI or any other party under the Loan Documents and any other document or instrument which may be executed and delivered in connection therewith, (iv) that Lender has exercised or failed to exercise any right or remedy available to Lender, or (v) that Lender has elected with or without notice any remedy which destroys, interferes with or impairs Guarantor's right of subrogation against AFI.

         8. Notice of acceptance of this Guaranty by Lender is waived by Guarantor. In amplification, but not limitation of the foregoing, this Guaranty shall remain in force and effect until such time as Lender shall have delivered written notice to Guarantor expressly terminating Guarantor's duties and obligations hereunder.

         9. Guarantor shall pay to Lender all attorneys' fees and costs and other expenses incurred by Lender in drafting, negotiating, discussing and enforcing any provisions of the Loan Documents, this Guaranty or any other document or instrument which may be executed and delivered in connection therewith.

         10. Should any one or more provisions of the Loan Documents, this Guaranty or any other document or instrument which may be executed and delivered in connection therewith be invalidated or determined to be illegal or unenforceable, all other provisions shall remain in full force and effect.

         11. This Guaranty shall be governed by and construed according to the laws of the State of California, and to the jurisdiction of whose courts Guarantor hereby agrees to submit.

         12. Lender, without notice to Guarantor, may assign or transfer its rights under the Loan Documents and/or this Guaranty and no such assignment or transfer shall extinguish, terminate, affect, impair, diminish or modify the liabilities and obligations of Guarantor under this Guaranty. Guarantor may not and shall not assign or transfer any of its duties or obligations under the Guaranty.

         13. As used herein, the term "Lender" shall include all successor and assigns of Lender's interest in the Loan Documents or this Guaranty, as the case may be, and any and all other documents and instruments to which Guarantor is a party in connection therewith.

         14. Any written notice, consent or other communication provided for in this Guaranty shall be delivered or sent by certified U.S. mail, with postage prepaid to the following addresses:

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         Lender:                   UNIVERSAL CONSULTANTS, INC.
                                   c/o John G. Cruz, Esq.
                                   4 Park Plaza
                                   Suite 1230
                                   Irvine, CA 92614

         Guarantor:                Gregg R. Mulholland
                                   c/o American Inflatables, Inc.
                                   947 Newhall Street
                                   Costa Mesa, CA 92627

Such addresses may be changed by written notice given as preceded herein.

         15. Time is of the essence of this Guaranty.

         16. Except as otherwise provided herein, this Guaranty contains the entire agreement between the parties regarding the guaranty of the Loan Documents by Guarantor, and all prior and contemporaneous agreements, understandings, representations and statements, oral or written, concerning the same are merged herein.

         17. No amendment, modification, waiver, discharge or change of this Guaranty shall be valid unless the same is in writing and signed by the party against which the enforcement of such amendment, modification, waiver, discharge or change is or may be sought.

         18. This Guaranty may be executed in two (2) or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

         19. The rights, powers and remedies of Lender under this Guaranty shall be in addition to all rights, powers and remedies given to Lender by virtue of any statute or rule of law, or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised concurrently without impairing Lender's security interest under any documents or instruments evidencing and securing AFI's or Guarantor's obligations in connection with the Loan Documents.

         20. Any forbearance, failure or delay by Lender after the date of this Guaranty in exercising any right, power or remedy under this Guaranty shall not preclude the further exercise thereof, and every right, power or remedy of Lender shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Lender.

         21. None of the parties hereto, nor their counsel, shall be deemed to be the author or drafter of this Guaranty for the purposes of construing the provisions hereof. The language in all parts of this Guaranty shall be in all cases construed according to its fair meaning, not strictly for or against any of the parties hereto.

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         22. Each of the parties hereto agrees to execute and deliver such other and further documents and instruments and to perform such other acts as may reasonably be necessary or appropriate to effectuate the terms of this Guaranty.

         23. The use of the masculine, feminine and neuter genders and the singular and plural numbers shall include the others whenever the context requires.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty effective as of the effective date of the Note.

"GUARANTOR"

/s/ Gregg R. Mulholland
--------------------------
Gregg R. Mulholland,
an individual

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